EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, I, Arturo Alemany, certify that:

To the best of my knowledge and belief, the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on September 29, 2003 by USA Broadband, Inc. and to which this certification is appended fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of USA Broadband, Inc.

/s/ Arturo Alemany
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to USA Broadband, Inc. and will be retained by USA Broadband, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, I, Grant Miller, certify that:

To the best of my knowledge and belief, the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on September 29 , 2003 by USA Broadband, Inc. and to which this certification is appended fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of USA Broadband, Inc.

/s/ Grant Miller
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to USA Broadband, Inc. and will be retained by USA Broadband, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.